UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2016

G&K Services, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-4063	41-0449530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Opus Parkway, Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 912-5500

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 16, 2016, G&K Services, Inc. (the “Company”) announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cintas Corporation (“Cintas”), and Bravo Merger Sub, Inc., a wholly owned subsidiary of Cintas (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Cintas. As disclosed at that time, the Merger is subject to the satisfaction or waiver of certain conditions, including, without limitation, the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the requisite approval from the Competition Bureau of Canada (the “CCB”) pursuant to the Canada Competition Act (the “Competition Act”) being obtained.

On October 12, 2016, each of the Company and Cintas received a supplementary information request, commonly referred to as an SIR from the CCB, pursuant to the Competition Act, in connection with the Merger. An SIR is part of the prescribed process for review of proposed transactions in Canada. The CCB’s SIR has the effect of extending the waiting period applicable to the consummation of the Merger until the 30th day after compliance by the Company and Cintas with the SIR. The parties expect the Merger to be completed not later than the second quarter of calendar year 2017.

Important Information About the Transaction and Where to Find It

This communication may be deemed to be solicitation material in respect of the Merger. On September 29, 2016, the Company filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the annual meeting of the Company’s shareholders (the “meeting”), where, among other business, shareholders will consider the Merger. The Proxy Statement and a proxy card have been mailed to each shareholder entitled to vote at the meeting. Shareholders are urged to read the Proxy Statement (including any amendments or supplements thereto) and any other relevant documents that the Company will file with the SEC when they become available because they will contain important information about the proposed transaction and related matters. Shareholders may obtain, free of charge, copies of the Proxy Statement and any other documents filed by the Company with the SEC in connection with the transaction at the SEC’s website (http://www.sec.gov) or by contacting the investor relations department of the Company at:

jeff.huebschen@gkservices.com
+1.952.912.5773
Investor Relations
5995 Opus Parkway
Minnetonka, MN, 55343

Participants in the Solicitation

The Company, its directors and certain executive officers are or may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, can be found in the Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended July 2, 2016 and in any subsequent Statements of Change in Ownership on Form 4 filed by such individuals with the SEC, and may be included in other documents to be filed with the SEC in connection with the proposed transaction.

Cautionary Statements Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. Forward-looking statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,”

“expects,” “intends,” “believes,” “seeks,” “could,” “should,” “may” and “will” or the negative versions thereof and similar expressions and by the context in which they are used. Such statements are based upon our current expectations and speak only as of the date made. These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ from those set forth in or implied by this Form 8-K. Factors that may cause such a difference include, but are not limited to, risks and uncertainties related to (i) the ability to obtain shareholder and regulatory approvals, or the possibility that they may delay the transaction or that such regulatory approval may result in the imposition of conditions that could cause the parties to abandon the transaction, (ii) the risk that a condition to closing of the merger may not be satisfied, (iii) the ability of the Company and Cintas to integrate their businesses successfully and to achieve anticipated cost savings and other synergies, (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, (v) potential litigation relating to the proposed transaction that could be instituted against the Company or Cintas or their respective directors, (vi) possible disruptions from the proposed transaction that could harm the Company’s or Cintas’ business, including current plans and operations, (vii) the ability of the Company or Cintas to retain, attract and hire key personnel, (viii) potential adverse reactions or changes to relationships with clients, employees, suppliers or other parties resulting from the announcement or completion of the merger, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s and/or Cintas’ financial performance, (x) certain restrictions during the pendency of the merger that may impact the Company’s and/or Cintas’ ability to pursue certain business opportunities or strategic transactions, (xi) continued availability of capital and financing and rating agency actions, (xii) legislative, regulatory and economic developments and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s or Cintas’ consolidated financial condition, results of operations, credit rating or liquidity. Neither the Company nor Cintas undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

G&K SERVICES, INC.
(Registrant)

Date: October 12, 2016	By:	/s/ Jeffrey L. Cotter
Name: Jeffrey L. Cotter
Title: General Counsel and Corporate Secretary